Accounts payable and accrued expenses	12 Months Ended
Dec. 31, 2011
Accounts payable and accrued expenses

Note 13 — Accounts payable and accrued expenses

Accounts payable and accrued expenses consisted of the following at December 31:

	2011	2010
Trade payables	$1,175,023	$1,096,799
Due to Sorin, net	—	1,859,060
Accrued compensation and benefits	227,323	152,253
Accrued professional fees	194,658	100,000
Accrued interest	86,100	157,598
Other payables	166,029	192,451
	$1,849,133	$3,558,161

The Due to Sorin, net balance is comprised of logistical costs related to the sale of the Angel® and ActivAT® products that were incurred and the cost of additional Angel® and ActivAT® inventory that was purchased or manufactured by Sorin during the post acquisition transition period.